CONSULTING AGREEMENT

BETWEEN: MONEYFLOW SYSTEMS INTERNATIONAL INC. duly incorporated pursuant to the laws of Nevada.

                   (hereinafter referred to as the "Company")

                                     -and-

              HERSTMONCEUX CAPITAL, with its offices in the City of Herstmonceux, East Sussex, in the United Kingdom and R. J. Drewitt with its offices in the City of Ashbury Swindon, Wiltshire in the United Kingdom. (hereinafter referred to as the "Consultants")

WHEREAS, The Consultants wish to offer its expertise to provide the Company with consulting services for the purpose of international business development of the Company's automated Electronic Funds Transfer
              (EFT) business; and

WHEREAS, The Company wishes to engage the services of The Consultants as an independent contractor for the purpose of such international business development.

NOW THEREFORE, the parties agree to the mutual undertakings and covenants herein as follows:

      1.    Scope of the Services

              The Consultants agrees to perform the international business development services for the Company as follows:

      0.1. The Consultants will assist the Company in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] in the business of Electronic Funds Transfer and Automated Funds Transfer, for the furtherance of the Company's international business objectives, particularly in the U.K. and Europe, to support the growth of the Company.

      0.2. The Consultants will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] on going systems to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of the Company's activities among the appropriate sectors of the international business community and hence [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] in the Company, it's products and services.

      0.3. The Consultants agrees to accept direction from the Company from time to time with regard to the Company's priorities for the development of its core or peripheral business activities.

      2.      Term

              The initial term of this Agreement shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] from the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] hereof. The parties hereto shall have the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] this Agreement for a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] term upon mutual agreement any time before the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

      3.      Contractual Relationship

              In performing the services under this Agreement, The Consultants shall operate and have the status of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and shall not act as or be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of the Company.

1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

      The Consultants and his designees shall be entitled to a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] by way of issuing of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of the Company, in restricted [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY


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

      WITH THE SECURITIES & EXCHANGE COMMISSION] upon execution of this Agreement. The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] following the date of this Agreement, after approval by the Board of Directors of the Company, based upon a review of Consultant's work to that date. The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] at [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

      The Consultants shall be responsible for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of its [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] incurred while The Consultants is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] relating to this Agreement.

1.    Reliance On Accurate Information

      Since The Consultants will rely upon the accuracy and completeness of information supplied to him by the Company, its officers, directors and agents, The Company agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] The Consultants [CONFIDENTIAL PORTION DELETED AND FILED


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

      SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] at the Company's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] in any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] that may arise out of or due to any inaccuracy or incompleteness of such material supplied to The Consultants by the Company. The Consultants will not disseminate any material to relative business or industry sources, the media or the public without the prior consent and knowledge of the Company. The Consultants agree to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] The Company [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] because of any claim, or other litigation, whereby The Company believes it is required to defend itself, due to an alleged misrepresentation promulgated by The Consultants, relating to The Company and its products or services. In addition The Company and The Consultants shall each be excused from any act of God, fire, strike, riot, civil disobedience; insurrection, boycott, act of public authorities, delay or default caused by public common carriers, inability to obtain raw materials, computer related equipment outages, or other causes beyond reasonable control, provided Moneyflow Systems international and The Consultants shall take all steps reasonably necessary to effect prompt resolution of the inability to perform the Agreement.

      7.      Miscellaneous

I. Governing Law. This Agreement shall be in all respects governed by, construed and enforced in accordance with the laws of the Province of Alberta, including all matters of construction, validity, and performance. The parties hereto agree that jurisdiction over any action involving the interpretation and performance of any rights or obligations set forth in this Agreement shall be in Calgary, Alberta.

II. Relationship of the Parties. It is expressly understood and acknowledged that it is not the intention or purpose of this Agreement to create, nor shall the same be construed as creating, any type of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

III. Force Majeure. Neither Party shall be considered in default in performance of its obligations, should its performance thereof be delayed or prevented by force majeure. "Force Majeure" shall include, but not be limited to: hostile, restraint of rules or peoples revolution, civil commotion or riots, strike or lockout, epidemic, accident, fire, flood, earthquake, windstorm or explosion; lack of, or failure of transportation facilities, lack of, or failure of power facilities, regulation or ordinance, demand or requirement of or denial of approval by any government agency having or claiming to have jurisdiction over the


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

      subject matter of this Agreement or over the parties; or any act of God or any act of Government, or any cause, whether of the same or different nature, existing or future, which is beyond the control and without the fault or negligence of the parties.

1.    NOTICES

      Where it is required in the Agreement that notice be given, the notice shall be in writing and shall be delivered in person, or sent by registered mail postage prepaid or by way of facsimile transmission to the parties at the following addresses:

            To:         Moneyflow Systems International Inc. at:
                        Bldg F, Unit 3, 5508 - 1st Street S.E.
                        Calgary, Alberta T2H 2W9
                        Phone: (403) 319-0236   Fax: (403) 319-0240

      With a copy to:   Claudia J. Zaman, Esq.
                        21800 Oxnard Street, Suite 440
                        Woodland Hills, CA 91367 Fax: (818) 5986778

To The Consultants at:  Herstmonceux Capital
                        10 Herstmonceux Place, Herstmonceux
                        East Sussex BN27 1RL
                        England
                        Phone: 0323-832579

      Alternatively, at such other address as the Consultants or the Company shall designate by written notice. Any notice shall be deemed to have been given on the date on which it is delivered, or on the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of the notice, or on a date, which the facsimile transmission is received by the addressee, and in the case of mailing subject to the duration of any interruption in the postal services.

1.    REPRESENTATIONS

      The Consultants represents that it has the full right and authority to enter into this agreement. The Consultants represents that it has the full right and authority to enter into this agreement.

1.    ENTIRE AGREEMENT

      This Agreement forms the entire agreement between the parties and shall not be modified, amended or replaced except by a further written agreement executed by both parties.


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

      IN WITNESS WHEREOF the parties have executed this Agreement in the City of Calgary in the Province of Alberta, this ____ day of __________________________________, 2001.

The Consultants-

---------------------------         -------------------------------
Herstmonceux Capital                The Company

--------------------------
R. J. Drewett


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